Exhibit 10.5

PPC	Form of Change Order
Contract no.:CCD170341		Page: 1 of 2

NAME OF SPONSOR/COMPANY: EVERFRONT BIOTECH INC		TOTAL PAGE: ATTACHMENT: N
REQUESTED BY: ☐ PPC: ☒ SPONSOR:		DATE OF INQUIRY: DEC-14-2018
ORIGINAL CONTRACT CODE: CCD170341	PROJE\CT CODE: EFBPOLZ20141120	SERVICE CHNAGE NO.: CCD170341-02

DESCRIPTION OF THE REQUESTED CHANGE:

Everfront Biotech Inc. requests for medical monitoring and medical consultation related tasks from PPC TW and both sides agree following scope/budget change (Appendix 1) for contract CCD170341.

Activity or task	# of unit	Remark
1. Medical Monitoring Plan development	1	This medical monitoring plan would define the service scope, relative activity and communication loop. Unit price: NTD [****]
2. Medical monitoring report (MMR)	20	According to patient number and associated visit, PPC would provide 20 reports. Unit price: NTD [****]
3. Monthly payment	24	PPC will provide monthly medical consultation service. Monthly unit price: NTD [****]

ASSOCIATED EFFECT ON THE BUDGET (NTD):

Activity of Task	Previous Budget	Revised Budget	Net Budget
1. Medical Monitoring Plan development	0	[****]	[****]
2. Medical monitoring report (MMR)	0	[****]	[****]
3. Monthly payment	0	[****]	[****]
Subtotal			NTD [****]
Subtotal with 5% VAT			NTD [****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 2 of 2

Total associated effect on payment schedule:
Milestone		Amount in NTD
1	Upon receipt of the monthly executed event	Actual amount
Subtotal		Actual amount
Prepared by : BD, Allen Kuo Followed up by : PM, Kian Su

IN WITNESS WHEREOF, the parties hereto have been given full understanding to the extent of the contract, and have caused this Form of Change Order to be executed by their duly authorized representatives as of the date first below written.

Approved by		Approved by

Everfront Biotech inc.		Protech Pharmaservices Corporation

By:		By:
	周姵妏		Betty Li
	Chairman		Managing Director

Date:	2018/12/14	Date:	Dec-17-2018

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 1 of 1

A.	Medical monitoring	# Unit	Type Unit	Subtotal	Remark
A.1	Medical monitoring
	Medical Monitoring Plan development	1	report	$ [****]

The medical monitoring activity will focus on assuring that the integrity and accuracy of medical data is following the protocol on the assessment of 1) the “reasonableness” and “consistency” of medical data entered into EDC system and 2) medical data quality. The Items of the medical monitoring will include review of the following: ü Subject Eligibility- Inclusion/ Exclusion Criteria / Early withdrawals and reasons

1.  Adverse events also included Serious Adverse Events (SAEs)

2.  Patient medical records- Medical history, Vital signs, Physical examination, Abnormalities of Laboratory analysis and other examinations conducted in this study

3.  Protocol deviations and assessment of importance on data integrity and patient’s safety

4.  Other medical events/issues raised from study sites

	Medical monitoring report (MMR)	20	report	$ [****]	16 hrs per report covering < 30 patient-visit each monitoring. For example, for a study that includes 10 patients, with 6 visits for each subject, we suggest at least 3 MMRs will be required. 3 MMRs = Number of Patients(10) * Visits(6) /30 + 1 closing report For EFBPOLZ20141120 project, scheduled visit 2 through visit 9 (In-patient contiguous visit) are equal to 1 Intermitting visits.
A.2	Medical consultant
	Monthly payment	24	month	$ [****]	A sit-in medical monitor to clear Q&A and solve medical queries by sites, monitors and investigators. 6 hrs / month
			Total	$ [****]

－CONFIDENTIAL－

CONFIDENTIAL

Change Order Agreement

Page: 1 of 3

Name of Sponsor/Company: Everfront Biotech Inc		Attachment: N
Project Code: EFBPOLZ20141120	Original Contract Code: CCD170341, CCM17060111	Contract Code:
Request by: PPC	Request via: ☒ e-mail ☐ Telephone ☐ Fax ☐Other____	Date of Inquiry: (MMM-DD-YYYY) May - 07 - 2018

Description of the Requested Change:

Due to PPC and A+ merger issue, Everfront and PPC agree to transfer the service with associating fee from CCM17060111 (contract between A+ and PPC) to CCD170341 (contract between PPC/A+ and Everfront).

The service scope and detail of CCM17060111 as following:

2.     Total Budget:         NT$ [****] (5% Tax included)

3.     Service Fee Estimate: (Currency: NTD)

Service Fee

A. Study Initiation Setup                            [****]

B. Sample Shipment and Storage               [****]

C. PD Analytical Fee                                  [****]

D. Data Management                                  [****]

E. Project Management & Coordination    [****]

Total:                                                           [****]

Special Offer                                              [****]

5% Sales Tax:                                              [****]

Grand Total (5% Sales Tax included)     [****]

Pass Through Fee (w/ 8% handling fee and 5% Tax)      [****]

4.  Scope of Services and Responsibility: (NTD)

Activity of Task		Responsibility		Service fee (w/o tax)				Notes
A.	Study Initiation Setup	EFB	PPC	Unit $	# Unit	Unit	[****]
A.1	Laboratory Information Management System (LIMS) Setup and Maintenance	A/I	R	[****]	1	protocol	[****]	To setup LlMS for Lab Assessment in accordance to protocol and maintenance throughout the study period.
A.2	Laboratory Instruction Manual (LIM) Develop and Update	A/I	R	[****]	NA	protocol	NA	To develop MLIM for the study of samples collection, handling process and update throughout study period.
A.3	Study Document Design and Preparation	A	R	[****]	1	protocol	[****]	Customize Lab Requisition Form, Shipping List (SRD) and Report for Site.
A.4	Sample Collection Kit (SCK) Design	A	R	[****]	NA	protocol	NA	To design SCK for Lab Assessment.
A.5	Sample Collection Kit (SCK) Preparation	I	R	[****]	NA	package	NA	To prepare SCK for 36 patients 10% backup kits in TW.
A.6	On-Site Study Nurse Training	I	R	[****]	NA	1 time/Site	NA	Total # of training: 2. Activities including preparation, round-trip travel time, on-site training, training report writing.
A.7	Study Data & Documents Archival and Storage	A	R	[****]	1	package	[****]	5 years archival, afterward wait for sponsor’s approval for document destruction or transfer.
B.	Sample Shipment and Storage	EFB	PPC	Unit $	# Unit	Unit	[****]
B.1	Frozen Sample Shipment from Sites - NorthTW (w/ temperature recorder)	I	R	[****]	16	shipment	[****]	Charge as activity base. Assume monthly shipment. For frozen samples collection, including dry ice expenses. Samples will be stored at site before sample pick-up.
B.2	Frozen Sample Shipment from Sites - EastTW (w/ temperature recorder)	I	R	[****]	16	shipment	[****]	Charge as activity base. Assume monthly shipment. For frozen samples collection, including dry ice expenses. Samples will be stored at site before sample pick-up.
B.3	PD Sample Storage (-80ﾟC freezer)	I	R	[****]	1	package	[****]	After PD measurement, samples will be storage to study end. If study is over 36 months, extra cost will be charged as NT11,600/month.
C.	PD Analytical Fee	EFB	PPC	Unit $	# Unit	Unit	[****]	Chareged by activity base.
C.1	Request Entry into LIMS	A	R	[****]	288	collecting point	[****]	Charge as activity base. For 288 patient visit points in total. Including sample verification and management.
C.2	IL-1a Method Validation	A	R	[****]	1	method	[****]	Materials to be charged as Pass Through . Follow CAP and lab SOP.
C.3	IL-1a Analysis	I	R	[****]	288	test	[****]	Charge as activity base. Materials to be charged as Pass Through . By batch assay, monthly or by cohort.
C.4	Test Result Report	I	R	[****]	288	report	[****]	Charge as activity base. To QC and print-out lab reports, completed lab report be sent to Sponsor via email
D.	Data Management	EFB	PPC	Unit $	# Unit	Unit	[****]
D.1	Data Transfer	I	R	[****]	1	transfer	[****]	Transfer all PD results to EDC at study end.
E.	Project Management & Coordination	EFB	PPC	Unit $	# Unit	Unit	[****]
E.1	Overall Project Management	A	R	[****]	1	package	[****]

Activities including:

- Central lab planning

- Management & communication with Lab, Site, CRO and Sponsor

- Lab related issue resolution

- Email / telephone communication

- Lab TMF updating

- Logistics management

- Sample Management

If study is over 36 months, extra cost will be charged as NT8,250/month.

						Total	[****]

A:	Accountable	I:	Inform
R:	Responsible	C:	Consult

5. Pass Through Listing:

Activity of Task		Amount (NTD)	Note
A.	Pass Through Cost (charge by actual)
A.1	IL-1a ELISA Kit	[****]	Assumed 15 kits. NTD [****] per kit.
A.2	PPC Personnel Travel Grant	NA
A.3	SCK Shipment to Sites	NA
A.4	Postage / Express Delivery Fee	[****]
	Total	[****]

Note: Additional 8% PPC handling fee will be added.

Name of Sponsor/Company: Everfront Biotech Inc		Attachment: N
Project Code: EFBPOLZ20141120	Original Contract Code: CCD170341, CCM17060111	Contract Code:
Request by: PPC	Request via: ☒ e-mail □ Telephone □ Fax □Other	Date of Inquiry: (MMM-DD-YYYY) May - 07 - 2018

Description of the Requested Change:

Due to PPC and A+ merger issue, Everfront and PPC agree to transfer the service with associating fee from CCM17060111 (contract between A+ and PPC) to CCD170341 (contract between PPC/A+ and Everfront).

The service scope and detail of CCM17060111 as following:

Rev.15 January 2025

CCD170341

CONFIDENTIAL

Page: 2 of 3

Activity of Task		Responsibility		Service fee (w/o tax)				Notes
A.	Study Initiation satup	EFB	PPC	Unit S	I Unit	UnH	$161,600
A.1	Laboratory Information Management System (UMS) Setup and Maintenance	NI	R	[****]	1	protocol	[****]	To setup LIMS for Lab Assessment in accordance to protocol and maintenance throughout the study period.
A.2	Laboratory Instruction Manual (LIM) Develop and Update	All	R	[****]	NA	protocol	NA	To develop MUM for the study of samples collection, handling process and update throughout study period.
A.3	Study Document Design and Preparation	A	R	[****]	1	prolocol	[****]	Customize Lab Requisition FOfm, Shipping List (SRO) and Report for Site.
A.4	Sall’j)le Collection Kil (SCK) Design	A	R	[****]	NA	prolocol	NA	To design SCK for Lab Assessment.
A.5	Salll)le Collection Kit {SCK) Preparation	I	R	[****]	NA	package	NA	To prepare SCK for 36 patients 10% backup kits in TW.
A.6	°’1●Site Study Nurse Training	I	R	[****]	NA	1 time/Site	NA	Total# of training: 2. Activities including preparation, round●triP travel time, on.site training, training report writing.
A.7	Study Data & Documents Archival and Storage	A	R	[****]	1	packaQe	[****]	5 years archival. afterward wait for sponsor’s approval for document destruction or transfer.
8.	Sample Shipment and Storage	EFB	PPC	Unit$	# Unit	UnH	[****]
B.1	Frozen Sample Shipment from Sites● NorthTW (w/ temperature recorder)	I	R	[****]	16	shipment	[****]	Charge as activity base. Assume monthly shipment. FOf frozen samples collection, including dry ice expenses. Saf’ll)les will be stored at site before sample pick-up.
B.2	Frozen Sample Shipment from Sites - EastTW (w/ temperature recorder)	I	R	[****]	16	shipment	[****]	Charge as activity base. Assume monthly shipment. For frozen samples collection, including dry ice expenses. Saf’ll)les will be stored at site before sample pick-up.
B.3	PD Sample Storage (·80 C freezer)	I	R	[****]	1	package	[****]	After PO measurement. samples will be storage to study end. If study is over 36 months, extra cost \MIibe charged as NT11.600/month.
C.	PD Analytical Fee	EFB	PPC	UnitS	# Unit	Unit	[****]	Chareged by activity base.
C.1	Request Entry into UM$	A	R	[****]	288	collecting point	[****]	Charge as activity base. For 288 patient visit paints in total. Including sample verification and management.
C.2	IL-la Method Validation	A	R	[****]	1	method	[****]	Materials to be charged as Pass Through. Follow CAP and lab SOP.
C.3	IL-la Analysis	I	R	[****]	288	test	[****]	Charge as activity base. Materials to be charged as Pass Through. By batch assay, monthly or by cohort.
C.4	Test Result Report	I	R	[****]	288	report	[****]	Charge as activity base. To QC and print-out lab reports. completed lab report be sent to Sponsor via email
D.	Data Man ●m●nt	EFB	PPC	Unit$	f Unit	Unit	[****]
D.1	Data Transfer	I	R	[****]	1	transfer	[****]	Transfer all PO results to EDC at study end.
E.	Project Management a Coordination	EFB	PPC	UnltS	# Unit	Unit	[****]
E.1	Overall Project Management	A	R	[****]	1	package	[****]

Activities including:

● Central lab planning

● Management & communication with Lab, Site, CRO and Sponsor

●Lab related issue resolution

● Email/ telephone communication

- Lab TMF updating

- Logistics management

● Sample Management

If study is over 36 months. extra cost \MIibe charged as NTS.250/monlh

						Total	[****]

Rev.15 January 2025
CCD170341

CONFIDENTIAL

Page: 3 of 3

(c). Payment Schedule for Revised Budget: The service fee shall be charged monthly by actual event.

Prepared by : BD, Allen Kuo	Followed up by : PM, Kitty, Chen

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers or other representatives to execute this agreement on the date last written below.

Protech Pharmaservices Corporation		Everfront Biotech Inc.

(Authorized Signature)		(Authorized Signature)

Name	Betty Chen	Name	周姵妏
Title	Managing Director	Title	Chairman

Date	Jun-01-2018	Date	107.5.17

Rev.15 January 2025
CCD170341

PPC	Form of Change Order
Contract no.:CCD170341		Page: 1 of 3

NAME OF SPONSOR/COMPANY: EVERFRONT BIOTECH INC		TOTAL PAGE: ATTACHMENT: N
REQUESTED BY: ☐ PPC: ☒ SPONSOR:		DATE OF INQUIRY: DEC-14-2018
ORIGINAL CONTRACT CODE: CCD170341	PROJE\CT CODE: EFBPOLZ20141120	SERVICE CHNAGE NO.: CCD170341-03

DESCRIPTION OF THE REQUESTED CHANGE:

Regarding the scope change, both Everfront and PPC agree to revise the unit number and unit price for following items from CCD170341. The summary of change and budget lists for Part I and Part II of services are listed below.

Summary of Changes (part I):

Activity or task	# of unit	Remark
A.2 Questionnaire	[****]	Net budget: NTD [****]
B.1 EC/IRB review comments	[****]	Net budget: NTD [****]
B.2 Regulatory review comments	[****]	Net budget: NTD [****]
C.1 IP storage	[****]	Net budget: NTD [****]
E.1 Monitoring Visit	[****]	Net budget: NTD [****]
E.2 Expedited SAE Reporting	[****]	Net budget: NTD [****]
E.2 CIOMS / Medwatch generation	[****]	Net budget: NTD [****]
E.2 SUSAR reporting (to RA)	[****]	Net budget: NTD [****]
E.2 Periodic reporting (to RA / inv. / IRB)	[****]	Net budget: NTD [****]
E.2 SAE Reconciliation	[****]	Net budget: NTD [****]
H.1 Statistical analysis plan	[****]	Unit price from [****] to [****] NTD
I.1 DSMB meeting	[****]	Net budget: NTD [****]
K.1 Project Management Execution (Initiation)	[****]	Net budget: NTD [****]
K.1 Project Management Execution (Conduction)	[****]	Net budget: NTD [****]
K.1 Project Management Execution (Analytic)	[****]	Net budget: NTD [****]
K.2 PPC internal team meeting	[****]	Net budget: NTD [****]
K.2 PPC-Sponsor teleconference	[****]	Net budget: NTD [****]
L.1 Routine telephone contact with site (Enrollment)	[****]	Net budget: NTD [****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 2 of 3

L.1 Routine telephone contact with site (Follow-up)	[****]	Net budget: NTD [****]
N.2 eCTD submission	[****]	Net budget: NTD [****]
N.2 eCTD format transfer	[****]	Net budget: NTD [****]

ASSOCIATED EFFECT ON THE BUDGET (NTD):
Activity of Task	Previous Budget	Revised Budget	Net Budget (NTD)
Questionnaire	[****]	[****]	[****]
EC/IRB review comments	[****]	[****]	[****]
Regulatory review comments	[****]	[****]	[****]
IP storage	[****]	[****]	[****]
CRC Training (Include EDC)	[****]	[****]	[****]
Monitoring Visit (MV)	[****]	[****]	[****]
Expedited SAE Reporting	[****]	[****]	[****]
CIOMS / Medwatch generation	[****]	[****]	[****]
SUSAR reporting (to RA)	[****]	[****]	[****]
Periodic reporting (to RA / inv. / IRB)	[****]	[****]	[****]
SAE Reconciliation	[****]	[****]	[****]
Statistical analysis plan (SAP)	[****]	[****]	[****]
Meeting	[****]	[****]	[****]
Project Management Execution (Initiation)	[****]	[****]	[****]
Project Management Execution (Conduction)	[****]	[****]	[****]
Project Management Execution (Analytic)	[****]	[****]	[****]
A+ internal team meeting	[****]	[****]	[****]
A+-Sponsor teleconference	[****]	[****]	[****]
Routine telephone contact with site (Enrollment)	[****]	[****]	[****]
Routine telephone contact with site (Follow-up)	[****]	[****]	[****]
eCTD submission	[****]	[****]	[****]
eCTD format transfer	[****]	[****]	[****]
Subtotal			NTD [****]

Prepared by : BD, Allen Kuo	Followed up by : PM, Kian Su

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 3 of 3

IN WITNESS WHEREOF, the parties hereto have been given full understanding to the extent of the contract, and have caused this Form of Change Order to be executed by their duly authorized representatives as of the date first below written.

Approved by		Approved by

Everfront Biotech inc.		Protech Pharmaservices Corporation

By:		By:
	周姵妏		Betty Li
	Chairman		Managing Director

Date:	2019/6/11	Date:	Jun-19-2019

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 1 of 9

Budget list

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 2 of 9

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 3 of 9

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 4 of 9

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 5 of 9

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 6 of 9

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 7 of 9

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 8 of 9

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 9 of 9

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 1 of 2

NAME OF SPONSOR/COMPANY: EVERFRONT BIOTECH INC		TOTAL PAGE: ATTACHMENT: N
REQUESTED BY: ☐ PPC: ☒ SPONSOR:		DATE OF INQUIRY: SEP-09-2019
ORIGINAL CONTRACT CODE: CCD170341	PROJE\CT CODE: EFBPOLZ20141120	SERVICE CHNAGE NO.: CCD170341-04

DESCRIPTION OF THE REQUESTED CHANGE:

Regarding the scope change, both Everfront and PPC agree to revise the unit number and unit price for following items from CCD170341. The summary of change and budget lists is listed below.

Summary of Changes:

Activity or task	# of unit
A.3 Protocol Amendment	1
B.1 EC/IRB Amendment Submission	1
B.2 Regulatory Amendment Submission	1

Associated effect on the budget (NTD):

Activity of Task	Previous Budget	Difference	Revised Budget
A.3 Protocol Amendment	[****]	[****]	[****]
B.1 EC/IRB Amendment Submission	[****]	[****]	[****]
B.2 Regulatory Amendment Submission	[****]	[****]	[****]
Subtotal		[****]	[****]

IN WITNESS WHEREOF, the parties hereto have been given full understanding to the extent of the contract, and have caused this Form of Change Order to be executed by their duly authorized representatives as of the date first below written.

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 2 of 2

Approved by		Approved by

Everfront Biotech inc.		Protech Pharmaservices Corporation

By:		By:
	周姵妏		Betty Li
	Chairman		Managing Director

Date:	109/1/14	Date:	Jun-16-2020

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 1 of 14

Budget list

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 2 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 3 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 4 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 5 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 6 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 7 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 8 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 9 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 10 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 11 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 12 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 13 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341		Page: 14 of 14

[****]

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341

NAME OF SPONSOR/COMPANY: EVERFRONT BIOTECH INC		TOTAL PAGE: ATTACHMENT: N
REQUESTED BY: ☐ PPC: ☒ SPONSOR:		DATE OF INQUIRY: JUL-29-2020
ORIGINAL CONTRACT CODE/ DATE: CCD170341	PROJE\CT CODE: EFBPOLZ20141120	SERVICE CHANGE NO: CCD170341-05

DESCRIPTION OF THE REQUESTED CHANGE:

Regarding the scope change, both Everfront and PPC agree to revise the unit number for following item from CCD170341, The summary of change and budget lists is listed below.

[****]

ASSOCIATED EFFECT ON THE BUDGET: (LIST THE ADDITIONAL SERVICE UNIT)

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341

In accordance with the change described above, the addendum budget is NT$ [****] (without 5% VAT) and the total budget amount of conducting “Phase I/II study to determine the maximum tolerated dose (MTD) and to evaluate the safety and efficacy profile of Cerebraca wafer plus adjuvant temozolomid (TMZ) in patients with recurrent high grade glioma “Study is revised as

NT$ [****] (without 5% VAT).

OTHER ASSOCIATED EFFECTS ON THE PERFORMANCE: NA

IN WITNESS WHEREOF, the parties hereto have been given full understanding to the extent of the contract, and have caused this Form of Change Order to be executed by their duly authorized representatives as of the date first above written.

Approved by		Approved by

Everfront Biotech inc.		Protech Pharmaservices Corporation

By:		By:
	周姵妏		Betty Li
	Chairman		Managing Director

Date:	2020.10.14	Date:	Oct-27-2020

－CONFIDENTIAL－
台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com

PPC	Form of Change Order
Contract no.:CCD170341

Budget List

[****]

台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com －CONFIDENTIAL－

PPC	Form of Change Order
Contract no.:CCD170341

[****]

台北市 11503 南港區園區街 3 號 F 棟 11 樓 / 11F., No.3, Park St., Nangang District, Taipei City 11503
Tel: 886-2-5558-0000, Fax: 886-2-5558-0055,
URL: http://www.ppccro.com, E-mail: ppccro@ppccro.com －CONFIDENTIAL－